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                                                                    EXHIBIT 23.1


                          INDEPENDENT AUDITORS' CONSENT

         We consent to the incorporation by reference in the Registration Statement Nos. 333-80415 and 333-80409 of Factual Data Corp. on Form S-3 and Registration Statement Nos. 333-92693 and 333-80101 on Form S-8 of our report dated January 31, 2003, appearing in the annual report on Form 10-K of Factual Data Corp. for the year ended December 31, 2002.

                                                  /s/      BDO Seidman, LLP
                                                           BDO Seidman, LLP

March 28, 2003
Los Angeles, California